
MAGNETEK

EXPERTS IN DIGITAL POWER AND MOTION CONTROL SYSTEMS

Magnetek, Inc. (NYSE: MAG)




FINANCIAL STABILITY
ENERGY ENGINEERED™/
ENGINEERED ENERGY™
VISION
GROWTH
INDUSTRY EXPERTISE

EXPERTS IN DIGITAL POWER AND MOTION CONTROL SYSTEMS

Forward-Looking Statements



This presentation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties which, in many cases, are beyond the control of the company. These include, but are not limited to, economic conditions in general, business conditions in material handling, elevator, mining, and renewable energy markets, operating conditions, competitive factors such as pricing and technology, risks associated with acquisitions and divestitures, legal proceedings and the risk that the company's ultimate costs of doing business exceed present estimates. Further information regarding factors that could affect Magnetek's results can be found in the company's filings with the Securities and Exchange Commission.

We may, in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise, publicly disclose certain numerical measure which are or may be considered "non-GAAP financial measures" under SEC Regulation G. As used herein, "GAAP" refers to generally accepted accounting principles in the United States.

Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.

This presentation includes non-GAAP measures such as EBITDA and adjusted EBITDA. EBITDA represents our GAAP results adjusted to exclude interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude non-cash pension and stock compensation expenses.

Presentation Agenda



- Product Offerings and Markets
- Growth Opportunities
- Financial Performance
- Strategy & Business Model

About Magnetek, Inc.



We are a leading provider of digital power and motion control systems used in overhead material handling, elevator and energy delivery applications

- Approximately $100 million in annual sales with growth opportunities
- Strong market positions in stable industrial markets
- Growing market position in emerging energy markets
- Extensive sales channel capability enhances growth opportunities
- Technology intensive business with limited capital requirements
- Centralized operations, primarily in North America
- Broad portfolio of energy saving products for served & emerging markets

Primary End Markets



- **Material Handling – approx. 70% of sales**
  - *Supplying digital drive systems to most of America's builders of overhead cranes and hoists*
- **Elevator – approx. 20% of sales**
  - *Providing motion control subsystems to the world's foremost elevator builders*
- **Energy Delivery – approx. 10% of sales**
  - *Connecting renewable energy sources to the utility grid with our digital power inverters*


Material
Handling


Elevator


Energy
Delivery

Material Handling Portfolio

With estimated North American Market Share %'s



Digital AC Controls (70%)


IMPULSE
DataLogger

Digital DC Controls (30%)


OmniPulse
DDC

Pendant Stations



Power Delivery Systems (20%)



Industrial Braking Subsystems (60%)



AC/DC Radio Controls (30%)



Bundled to Provide "Smart" Control Solutions Material



Material Handling

• We're North America's largest independent supplier of digital drive systems for industrial cranes, hoists and monorail systems. We bundle products with our engineered services to provide customer-specific solutions



IMPULSE™ & OMNIPULSE™
Digital Drive Subsystems
MONDEL™
Drive-by-Wire Braking Subsystems
SCS™
Load Swing-Control Hardware and Software
BLACK MAX™ & BLUE MAX™
Inverter-Duty Motors
ELECTROMOTOVE™
Festoon Electrification Systems
TELEMOTIVE™
Radio Remote Crane and Hoist Controls
ELECTROBAR™
Conductor Bar Electrification Products
LASERGUARD™
Distance-Detection & Collision Avoidance Sensors

Competitive advantages:

• Sales channel & name recognition
• Application expertise
• Broad product offering

Demonstrated ROI for customers

• Labor and energy savings
• Increased up-time & reduced R&M
• Safer workplace environments

Broad Product Offering to Diverse End Markets




Automation
6%
DC Controls
6%
Brakes
14%
Service
6%
AC Controls
40%
Electrification
13%
Radios
15%

Revenue by Product Line


Defense 5%
HMS
5%
Paper
5%
General
Industry
25%
Energy
10%
Aerospace
10%
Metals
15%
Auto
10%
Metal
Processing
15%

Revenue by Industry

Recent Market Indicators:

- US industrial capacity utilization increasing
- Capital spending cycle in recovery phase
- Increasing rate of growth in bookings over past 5 months

Elevator Drives Market Leader





Under load, an elevator motor consumes electricity as the elevator car is lifted — but actually generates energy as the car descends.
Magnetek's QUATTRO™ elevator motion control system captures the energy generated by the elevator drive motor and returns it to the utility power grid.
QUATTRO also minimizes power line "noise", which can interfere with building electronics, such as data processing, lighting and security systems.
With Magnetek's QUATTRO, maximum electric power is regenerated to the utility grid, saving building owners thousands of dollars in electricity bills each year.

Elevator. We're the world's largest independent builder of highly integrated digital motion control systems for high-rise, high-speed elevators, serving the world's foremost elevator builders.

Magnetek is leading the way with our revolutionary green solution, *Quattro*™, which provides:

- Energy savings
- Utility rebates

Elevator Market Overview



Key Drivers of Magnetek's Business

- **Name recognition**
- **Long-standing OEM relationships**
  - 4 of Top 5 Elevator OEM's are current customers
- **Application and software algorithm expertise**



Parts & Service - 14%
Quattro - 8%
AC Drives - 42%
DC Drives - 36%

Our elevator sales increased 4% during the economic downturn to nearly $20 million in FY'09



High-rise Market Leader




MAGNETEK
ELEVATOR
MAGNETEK DRIVES THE WORLD'S MOST FAMOUS BUILDINGS

Buildings from left to right

1. Petronas Tower 1, Kuala Lumpur
2. Petronas Tower 2, Kuala Lumpur
3. Sears (Willis) Tower, Chicago
4. Jin Mao Tower, Shanghai
5. Two International Finance Centre, Hong Kong
6. Central Plaza, Hong Kong
7. Bank of China Tower, Hong Kong
8. Tuntex Sky Tower, Kaohsiung
9. Aon Center, Chicago
10. John Hancock Center, Chicago
11. Burj Al Arab, Dubai
12. Chrysler Building, New York City
13. Bank of America Plaza, Atlanta
14. US Bank Tower, Los Angeles
15. Menuara Telekom, Kuala Lumpur
16. AT&T Corporate Center, Chicago
17. JPMorgan Chase Tower, Houston
18. Baiyoke Tower II, Bangkok
19. First Canadian Place, Toronto
20. Eiffel Tower, Paris
21. Stratosphere, Las Vegas
22. Luxor, Las Vegas
23. Transamerica, San Francisco
24. Bona Venture, Los Angeles

Renewable Energy Solutions



Magnetek's E-FORCE™ Inverter Platform

- Range of digital power inverters that connect renewable energy sources to the utility grid
- Provides a platform for power conversion solutions ranging from 500 kW to multi-megawatts
- Wind, solar, fuel cell & hydro applications
- Magnetek's smallest business with FY'09 sales of $4 million - with potential to be the fastest growing



Wind turbine turns drive shaft, producing mechanical torque.
Generator turns torque into variable-frequency alternating-current (AC).
Rectifier converts variable-frequency AC into variable-voltage direct current (DC).
Magnetek motor drive controls wind turbine's maintenance hoist.
Magnetek modular E-FORCE™ power inverters regulate and transform variable DC into utility-grade AC power.
E-FORCE power inverters serve as interface and deliverutility-grade AC to the power transmission grid.

Magnetek E-Force modular wind inverters turn torque into alternating current to feed the utility grid.



E-FORCE

Solar Energy Solutions



- Introduced our E-Force solar inverter for grid-tied PV applications in November 2009
- Designed to meet 500kW or 1 MW commercial and utility-scale needs (big box retailers, office buildings, industrial facilities, solar farms)
- Expect prototypes to ship in early calendar 2010, with volume ramping to meaningful levels in FY 2011

- Global photovoltaic (solar) market installations grew 62% in 2007 reaching a record high of 2,826 MW
- 259 megawatt photovoltaic market in U.S. in 2007; estimated to grow over 500% to 1,590 megawatts by 2011


E-FORCE
E-FORCE
Recently introduced 1MW solar inverter

Traditional Energy - Coal



Leading independent supplier of AC and DC digital motion control systems to underground coal mining equipment builders







- Used in coal hauling vehicles, shuttle cars, and scoops
- Largest installed base of DC drives in mining industry – provides repair & upgrade opportunities
- New AC Variable Frequency Mining Drives
- Sales <u>increased</u> to more that $7 million in FY'09 from $4 million in FY'08






Growth Opportunities

MAGNETEK

Material Handling Growth Opportunities



Industrial Automation Market ~$50M

FY09 Sales = $4 Million vs. Zero in FY06



Radio Remote Controls Market ~$150M*

*Consists of Overhead Material Handling and Mobile Hydraulic Markets

Enrange Acquisition in '08 Broadens Portfolio







Marine Terminal Aftermarket ~$25M**

Entry Opportunity With Brakes

**Future bundling opportunities

Elevator Growth Opportunities





QUATTRO™ Energy Saving Drive

- Drive provides clean, highly efficient use of electricity,
- Energy savings of about $2,000 per elevator per year with Quattro regenerative drive systems
- Pull marketing strategy to Elevator consultants—embrace and adopt energy savings technology



New AC Product Launch

- Partner with Asian drive manufacturer – combine new hardware platform with Magnetek software.
- Provide competitive product for larger AC market; growth platform for Europe; further entry into Asia
- Product available end of CY'09, with sales ramp through CY'10 – should provide sales and margin improvement

Renewable Energy Growth Opportunities



- State renewable energy standards and federal production tax credits will drive future growth in renewable energy markets



- Actively producing wind inverters to fill $11 million backlog as of Oct-09 (as sole source supplier)
- Focusing our solar efforts on large scale commercial and utility applications
- Quoting and producing prototypes with our recently introduced 1 MW E-FORCE™ solar inverter

Mining Growth Opportunities



- <u>Market Characteristics</u>
- Projected increase in demand for coal
  - Accounts for over half electricity used in US today
  - Total world energy consumption projected to increase 57% by 2030
  - Coal's consumption for world energy use expected to increase 49% through 2030
- <u>Magnetek Initiatives</u>
- Leverage large installed base of DC drives by actively marketing repairs & service
- Strong growth potential for our new AC mining products
  - Industry moving toward AC applications
- Expansion of customer base






Performance Highlights

Magnetek Financial Overview



- History of profitability and cash generation from existing business
- Indirect cost reduction actions result in annualized savings of nearly $5 million (or 14% of indirect cost structure)
- Significant operating leverage when sales volume recovers
- Continued R&D investments and new product introductions throughout the economic downturn & increases in pension funding requirements
- Cash of $16 million, no bank debt, $10 million credit facility provides additional access to capital
- Significant NOL carryforwards for tax purposes
- Recent improvement in both business indicators and pension obligations

Financial Highlights (Fiscal Year-end June)




Net Sales in US$ millions
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
$110.0
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
Sales growth 10% from '05 to '08


Gross Profit in US$ millions
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
$35.0
$30.0
$25.0
$20.0
$15.0
GP$ growth 8.5% from '05 to '09


Income (Loss) from Operations in US$ millions
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
$7.5
$5.0
$2.5
$-
$(2.5)
$(5.0)


EPS from Continuing Operations in US$
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)

Strong growth in sales, gross profit, operating income and EPS over past 5 years

Fiscal Year 2010 Q1 Highlights

(Ended September 27, 2009)



Figures in US$ millions (except for EPS)

	FY 2010 Q1	FY 2009 Q4	FY 2009 Q1
Bookings	$ 18.8	$ 15.9	$ 31.1
Net sales	$ 17.8	$ 20.0	$ 26.4
Gross profit	5.6	6.7	9.4
Gross profit %	31.5%	33.5%	35.6%
R&D expense	0.9	0.8	0.9
Pension expense	2.1	0.8	0.8
SG&A expense	4.0	4.1	5.7
Operating profit (loss)	$ (1.4)	$ 1.0	$ 2.0
EPS - continuing operations	$ (0.05)	$ 0.02	$ 0.06
Adjusted EBITDA	$ 1.1	$ 2.3	$ 3.4

Bookings up 18% sequentially

Gross margin exceeds 30%

Sizable Y-o-Y SG&A reduction

Adjusted EBITA ** remains positive

** Adjusted EBITDA = EBITDA + non-cash pension expense and stock compensation expense

New Product Sales Impact



Net Sales Composition (US$ millions)
New products
Renewable energy
Base products
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
2009
2008

Figures in US$ Millions

Net sales comprised of:	**2009**	**2008**	**Incr (Decr)**	**%**
Base product sales	$ 79.9	$ 84.6	$ (4.7)	-6%
Renewable energy products	4.0	7.0	(3.0)	-43%
New products *	14.3	8.4	5.9	70%
Total net sales	$ 98.2	$ 100.0	$ (1.8)	-2%

** New products defined as introduced or acquired within the past 3 years*

New product sales increased 70% in FY 2009 – helping to weather the downturn

How We Did in the Recession




Gross Margin % Trend - Magnetek vs. Peer Group
36.0%
32.0%
28.0%
24.0%
20.0%
16.0%
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Peer Group
Magnetek

* See appendix for listing of peer group companies

Consistently outperformed other industrials in GM % during the downturn - new product introductions, product redesign efforts and cost reduction actions

Quarterly Cash Flow Metrics




Adjusted EBITDA
Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10
$4.0
$3.0
$2.0
$1.0
$-
US$ millions


Cash Generated from Operations before Pension Funding
Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10
$5.0
$4.0
$3.0
$2.0
$1.0
$-
US$ millions

Adjusted EBITDA ** over past 6 quarters nearly $16 million

** Adjusted EBITDA = EBITDA + non-cash pension expense and stock compensation expense

Cash generated from operations pre-pension funding nearly $18 million over past 6 quarters – total pension funding of $16 million over the same period

Investments in R&D ($3.5MM annually) and capital ($1MM annually) have remained constant throughout the economic downturn & pension funding

Quarterly Balance Sheet Metrics




Cash Balances
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
$20.0
$15.0
$10.0
$5.0
$-
US$ millions

Cash balances between $15-18 million over past 6 quarters


AR + Inventory less AP
Q4 '08
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
$25.0
$20.0
$15.0
$10.0
$5.0
$-
US$ millions

Working capital requirements range from 20-25% of sales

Cash balances relatively constant during periods of pension funding

Pension Funding Scenarios



Moderate Growth	Actual	Projections						
	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Net sales	$ 98.2	$ 93.0	$ 100.0	$ 110.0	$ 120.0	$ 130.0	$ 140.0	$ 150.0
Adjusted EBITDA	12.1	12.7	13.0	15.5	18.0	20.5	23.0	25.5
Adjusted EBITDA %	12.3%	13.7%	13.0%	14.1%	15.0%	15.8%	16.4%	17.0%
Uses of cash:								
Estimated pension funding obligation	9.4	12.5	15.0	18.0	19.0	14.5	9.0	2.0
Capital expenditures	0.8	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Working capital change & other	(2.2)	1.0	2.4	3.0	3.0	3.0	3.0	3.0
Total uses of cash	8.0	14.5	18.4	22.0	23.0	18.5	13.0	6.0
Cash on hand	18.1	16.3	10.9	4.4	-	1.4	11.4	30.9
Credit facility availability	10.0	10.0	10.0	10.0	9.4	10.0	10.0	10.0
Total cash + availability	28.1	26.3	20.9	14.4	9.4	11.4	21.4	40.9

Slower Growth	Actual	Projections						
	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016
Net sales	$ 98.2	$ 93.0	$ 100.0	$ 105.0	$ 110.0	$ 115.0	$ 120.0	$ 125.0
Adjusted EBITDA	12.1	12.7	13.0	13.5	14.0	14.5	15.0	15.5
Adjusted EBITDA %	12.3%	13.7%	13.0%	12.9%	12.7%	12.6%	12.5%	12.4%
Uses of cash:								
Estimated pension funding obligation	9.4	12.5	15.0	18.0	19.0	14.5	9.0	2.0
Capital expenditures	0.8	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Working capital change & other	(2.2)	1.0	2.4	2.0	2.0	2.0	2.0	2.0
Total uses of cash	8.0	14.5	18.4	21.0	22.0	17.5	12.0	5.0
Cash on hand	18.1	16.3	10.9	3.4	-	-	-	5.9
Credit facility availability	10.0	10.0	10.0	10.0	5.4	2.4	5.4	10.0
Total cash + availability	28.1	26.3	20.9	13.4	5.4	2.4	5.4	15.9

Pension funding obligations are manageable and based on projections above, will not impact our ability to invest in and grow our business

Renewable Energy Results



Figures in US$ millions

	FY 2004	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	Totals
Net sales	$ 0.3	$ 1.1	$ 2.7	$ 1.4	$ 7.0	$ 4.0	$ 16.5
R&D expense	1.0	0.9	0.7	1.0	1.0	0.8	5.4
Sales & marketing expense	0.2	0.6	0.7	0.5	0.5	0.6	3.1
Non-allocated operating expenses	1.2	1.5	1.4	1.5	1.5	1.4	8.5
Operating loss	$ (1.4)	$ (1.8)	$ (1.7)	$ (2.0)	$ (2.6)	$ (1.5)	(11.0)
Capital expenditures	$ 0.1	$ 0.1	$ 0.3	$ 0.2	$ 0.6	$ -	$ 1.3

Significant investments in Renewable Energy over the past 6 years should begin to generate meaningful revenue going forward

Cost Savings and Leverage



Figures in US$ millions

	FY 2010 Est.		FY 2009 Act.		Change	
Fixed costs ex-pension	$	30.4	$	34.8	$	(4.4)
Pension expense		8.2		3.4		4.8
Total fixed costs	$	38.6	$	38.2	$	0.4
Variable margin		45%		45%		
Break-even sales at OP line	$	85.8	$	84.9	$	0.9
Quarterly break-even sales	$	21.4	$	21.2	$	0.2
Total FY 2010 sales estimate	$	93.0				

Should realize significant improvement in OP & EBITDA when sales volumes increase

Shareholder Value



Drivers of shareholder value:

- Recovery in capital spending – growth in sales, profits and cash flow
- Significant orders in renewable energy
- Change in pension funding obligations (asset, interest rate, rules)

Recent positive developments:

- Signs of a bottom in MH business in the June 2009 quarter – bookings have improved steadily over past 5 months
- Renewable energy projects are again beginning to obtain financing – new wind order received in Oct-09
- Magnetek's pension is a variable liability subject to change – funding obligation improved by $25 million since June

Current outlook much improved from 6 months ago – projecting improving quarterly results going forward






Strategy & Objectives

Growth Strategy



Seek opportunities to expand market share, geographic reach or product portfolio

INTERNAL

- Primary focus on organic growth opportunities
- Apply systems integration capability to related or similar market niches
- Continue to invest in R&D activities focused on expansion of product portfolio, performance improvement (energy savings) and cost reductions
- Continue to gain share in existing markets through successful new product introductions

EXTERNAL

- Pursue selective external growth opportunities
  - Provides growth, additional mass and synergy opportunities
  - Pension becomes more manageable; potential ability to utilize NOL's
  - Primary candidates – companies that specialize in development, manufacture and sale of digital power and motion control systems for niche markets

Summary



- Energy usage and efficiency will regain “front page” as economies recover
- Industrial markets recovering, poised for growth, and increasingly focused on efficiency gains and energy savings
- Renewable energy markets are in early stages of a long growth cycle (projected through 2030)
- Continued expansion of energy-engineered product portfolio for all markets
- Continue new product introductions to drive double digit top line growth
- Tightly control operating expenses, and with no debt and available NOL position, deliver majority of incremental operating profit as net income
- In summary, grow our business profitably to drive shareholder value


MAGNETEK

QUESTIONS?

Contact Information:
Marty Schwenner
mschwenner@magnetek.com
(262) 703-4282

Appendix: Peer Group Data

Industrial peer group comprised of Regal Beloit, Cooper Industries, Badger Meter, Methode Electronics, AO Smith, Circor, Brady Corporation, Briggs & Stratton, Bucyrus International, Harley Davidson, Joy Global, Modine Mfg, Columbus McKinnon, Rockwell, Twin Disc, Ladish Company and Manitowoc Company.

Gross margin % is defined as gross profit as a percentage of net sales, and is based on each companies' reported results per SEC filings over the past seven quarters beginning with the quarter ending March 2008.

The data used as the source for the graph presented in slide # XX is as follows:

	Mar-08	Jun-08	Sep-08	Dec-08	Mar-09	Jun-09	Sep-09
Peer group	28.3%	28.7%	27.4%	26.5%	25.6%	25.8%	27.0%
Magnetek	27.6%	32.4%	35.6%	35.1%	31.1%	33.5%	31.5%